SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  January 23, 2006
                  ----------------

                           WESTSIDE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Nevada                        0-49837                  88-0349241
    (State or other                (Commission File           (IRS Employer
jurisdiction of Incorporation)          Number)           Identification Number)


4400 Post Oak Parkway, Suite 2530, Houston, Texas                77027
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number,
including area code:   713/979-2660
                       ------------


--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On January 23, 2006, the members of Registrant's Board of Directors unanimously decided to expand the number of members of our board of directors from five to six directors as is expressly permitted under Article 4 of our Amended and Restated Bylaws dated June 1, 2000. The primary motivation for this action relates to the recent employment by Registrant of Douglas G. Manner, theretofore an independent director of Registrant, as the Company's Chief Operating Officer, and the need of another independent director to satisfy the requirements of the American Stock Exchange. On January 23, 2006, the Board of Directors unanimously elected Craig S. Glick to fill the newly-created board position, to serve in such capacity until his successor is duly elected and qualified. Mr. Glick will be a member of the Board of Directors' Audit, Compensation, and Nominating Committees. He will be the Chairman of the Audit Committee.

         Craig S. Glick is currently a Partner at Kosmos Energy, which is a private energy company that Mr. Glick helped found in 2003 and which concentrates on exploring for oil and gas in the offshore regions of West Africa. From 1999 to 2003, Mr. Glick was President of Hunt Resources, Inc. and Senior Vice President of Hunt Oil Company. During the period from 1994 to 1999, he was General Counsel and Chief Financial Officer of Gulf Canada. In 1994, Mr. Glick was in charge of acquisitions for Torch Energy. He began his career as an attorney with Vinson & Elkins, LLP in the Business Transactions Practice where he made Partner in 1993. Glick obtained his Doctorate of Jurisprudence from The University of Texas School of Law in 1985.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                 Exhibit Title

99.1                   Press release dated January 24, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WESTSIDE ENERGY CORPORATION
                                                     (Registrant)

Date: January 24, 2006                     By:  /s/ Jimmy D. Wright
                                                --------------------
                                                Jimmy D. Wright,
                                                Chief Executive Officer